UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2625

Dreyfus A Bonds Plus, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
29	Statement of Financial Futures
30	Statement of Assets and Liabilities
31	Statement of Operations
32	Statement of Changes in Net Assets
33	Financial Highlights
34	Notes to Financial Statements
47	Report of Independent Registered
Public Accounting Firm
48	Important Tax Information
49	Information About the Review and Approval
of the Fund’s Management Agreement
53	Board Members Information
56	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus

A Bonds Plus, Inc.

The Fund

A L E T T E R F R O M T H E C E O

Dear Shareholder:

We are pleased to present this annual report for Dreyfus A Bonds Plus, Inc., covering the 12-month period from April 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy,but we do not believe this currently is the case.We continue to expect a midcycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs.While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Fed to remain vigilant against inflation risks as it continues to closely monitor upcoming data. As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Catherine Powers, Portfolio Manager

How did Dreyfus A Bonds Plus perform relative to its benchmark?

For the 12-month period ended March 31, 2007, the fund achieved a total return of 6.48% and produced aggregate income dividends of $0.62 per share.1 In comparison, the fund’s benchmark, the Lehman Brothers U.S.Aggregate Index (the “Index”), achieved a total return of 6.59% for the same period.2

Despite occasional bouts of heightened volatility, bonds fared relatively well in an environment of moderating economic growth, subdued inflationary pressures and, over much of the reporting period, stable interest rates.The fund’s return was generally in line with the Index, exceeding it on a gross of fee basis. The fund’s performance can be attributed mainly to our duration strategy and sector allocations.

What is the fund’s investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income.The fund invests at least 80% of its assets in bonds that, when purchased, are rated single-A or better, or if unrated, deemed to be of comparable quality by Dreyfus.

When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors in an effort to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

What other factors influenced the fund’s performance?

Although the market encountered heightened volatility at times during the reporting period, bonds generally rallied in response to slowing U.S. economic growth, with particular weakness coming from the housing market.The Federal Reserve Board (the “Fed”) continued to raise short-term interest rates early in the reporting period, but it held the overnight federal funds rate steady at 5.25% between July 2006 and the reporting period’s end.The Fed’s move to the sidelines came after more than two years of steady rate hikes.

Despite the economic slowdown, business fundamentals remained healthy in most industries. In this environment, corporate bonds outperformed Treasuries, with especially strong returns from lower quality debt.As a result, the portfolio’s positions in high yield corporate bonds boosted performance during the reporting period. In the international markets, we established unhedged positions in countries with high inflation-adjusted interest rates, such as Brazil and Mexico.The portfolio benefited from this allocation to non-U.S. bonds, due to a positive yield advantage and improving currency exchange rates relative to the U.S. dollar. Our security selection strategy in investment-grade corporate bonds also contributed positively to the fund’s relative performance. We focused primarily on BBB-rated bonds from issuers in regulated industries where LBO activities are less likely or issuers offering strong covenant protections to bondholders.

Our duration management strategy also achieved good results, as a slightly short position early in the reporting period proved to be a positive influence on performance while the Fed was still raising rates, and a longer position subsequently boosted the fund’s participation in the rally that occurred in later months. Our “bulleted” yield curve strategy also helped support returns when the yield curve steepened in the first quarter of 2007.

Low levels of volatility helped mortgage-backed securities and other high-quality,“yield advantaged” instruments outperform U.S.Treasury securities during the reporting period. While the fund’s under-

weighted position in mortgage-backed securities detracted modestly from its relative performance, any resulting weakness was offset by an overweighted position in high-quality asset-backed and commercial mortgage-backed securities. A tactical position in Treasury Inflation Protected Securities (“TIPS”) underperformed as energy prices fell from the record highs set during the summer of 2006.

What is the fund’s current strategy?

We currently expect the Fed to leave the fund’s rate unchanged as policymakers wait to see if moderating economic growth brings down inflation.The Fed’s comments late in the reporting period that inflation may not fall as expected effectively pushed back investors’ previous expectations of a rate cut by mid-2007.

We recently increased the fund’s allocation to hedged non-dollar securities, seeking to benefit from the yield advantages currently available in global markets, including Japan and Sweden. We have remained defensive regarding corporate bonds in light of the slowing U.S. economy and robust M&A and LBO activity. In our view, these strategies position the portfolio for a slower-growth environment.

April 16, 2007
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until June 30, 2007, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

T h e F u n d 5

F U N D P E R F O R M A N C E

Average Annual Total Returns	as of 3/31/07
		1 Year	5 Years	10 Years

Fund		6.48%	4.76%	5.31%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus A Bonds Plus, Inc. on 3/31/97 to a $10,000 investment made in the Lehman Brothers U.S. Aggregate Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged total return index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus A Bonds Plus, Inc. from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007

Expenses paid per $1,000 †	$ 4.60
Ending value (after expenses)	$1,029.70

C O M P A R I N G Y O U R F U N D ’ S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007

Expenses paid per $1,000 †	$ 4.58
Ending value (after expenses)	$1,020.39

† Expenses are equal to the fund’s annualized expense ratio of .91%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

T h e F u n d 7

S TAT E M E N T	O F	I N V E S T M E N T S
M a r c h 3 1 , 2 0 0 7

	Coupon	Maturity	Principal
Bonds and Notes—134.9%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—.5%
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	190,000	189,288
L-3 Communications,
Gtd. Notes	7.63	6/15/12	730,000	755,550
Raytheon,
Sr. Notes	5.50	11/15/12	375,000	381,946
				1,326,784
Agricultural—.6%
Philip Morris,
Debs.	7.75	1/15/27	1,475,000	1,767,743
Airlines—.0%
U.S. Air,
Enhanced Equip. Notes,
Ser. CL C	8.93	10/15/09	904,468 [a,b]	90
Asset-Backed Ctfs./
Auto Receivables—2.3%
Chase Manhattan Auto Owner Trust,
Ser. 2005-B, Cl. A2	4.77	3/15/08	126,383	126,434
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	1,140,000	1,134,107
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. C	5.47	9/15/12	340,000	341,397
WFS Financial Owner Trust,
Ser. 2003-3, Cl. A4	3.25	5/20/11	4,491,726	4,459,106
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	575,000	570,935
				6,631,979
Asset-Backed Ctfs./Credit Cards—2.8%
BA Credit Card Trust,
Ser. 2007-C1, Cl. C1	5.61	6/15/14	2,875,000 [c]	2,873,765
Citibank Credit Card Issuance
Trust, Ser. 2006-C4, Cl. C4	5.54	1/9/12	4,530,000 [c]	4,531,613
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-1,
Cl. 1A6A	5.86	2/25/37	960,000 [c]	964,609
				8,369,987

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans—10.2%
Accredited Mortgage Loan Trust,
Ser. 2006-1, Cl. A1	5.38	4/25/36	471,467 [c]	471,812
Accredited Mortgage Loan Trust,
Ser. 2005-3, Cl. A2A	5.42	9/25/35	34,702 [c]	34,702
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	925,000 [c]	918,157
Carrington Mortgage Loan Trust,
Ser. 2006-RFC1, Cl. A1	5.36	5/25/36	450,043 [c]	450,343
Centex Home Equity,
Ser. 2006-A, Cl. AV1	5.37	6/25/36	325,650 [c]	325,853
Citicorp Residential Mortgage
Securities, Ser. 2006-2, Cl. A2	5.56	9/25/36	1,600,000 [c]	1,602,119
Citicorp Residential Mortgage
Securities, Ser. 2006-2,
Cl. A1A	5.87	9/25/36	1,165,568 [c]	1,164,812
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A1	5.96	7/25/36	2,402,045 [c]	2,401,873
Countrywide Asset-Backed
Certificates, Ser. 2006-SPS1,
Cl. A	5.43	12/25/25	1,318,329 [c]	1,318,931
Countrywide Asset-Backed
Certificates, Ser. 2004-3,
Cl. M3	6.19	5/25/34	290,000 [c]	291,188
Credit-Based Asset Servicing and
Securitization, Ser. 2005-CB7,
Cl. AF1	5.21	11/25/35	434,745 [c]	433,130
Credit-Based Asset Servicing and
Securitization, Ser. 2005-CB4,
Cl. AV1	5.42	8/25/35	174,552 [c]	174,657
Credit-Based Asset Servicing and
Securitization, Ser. 2005-CB8,
Cl. AF1B	5.45	12/25/35	533,531 [c]	531,713
Credit-Based Asset Servicing and
Securitization, Ser. 2006-CB1,
Cl. AF1	5.46	1/25/36	948,321 [c]	944,719

T h e F u n d 9

S TAT E M E N T O F I N V E S T M E N T S (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Credit-Based Asset Servicing and
Securitization, Ser. 2006-CB2,
Cl. AF1	5.72	12/25/36	187,290 [c]	186,750
First NLC Trust,
Ser. 2005-3, Cl. AV2	5.55	12/25/35	724,938 [c]	725,819
GSAA Trust,
Ser. 2006-7, Cl. AV1	5.40	3/25/46	844,228 [c]	844,631
GSAMP Trust,
Ser. 2006-S4, Cl. A1	5.41	5/25/36	455,897 [c]	456,199
Home Equity Asset Trust,
Ser. 2005-5, Cl. 2A1	5.43	11/25/35	348,540 [c]	348,793
Home Equity Asset Trust,
Ser. 2005-8, Cl. 2A1	5.43	2/25/36	247,680 [c]	247,872
Home Equity Mortgage Trust,
Ser. 2006-3, Cl. A1	5.47	9/25/36	481,305 [c]	481,801
Home Equity Mortgage Trust,
Ser. 2006-5, Cl. A1	5.50	1/25/37	1,824,087 [c]	1,829,965
Home Equity Mortgage Trust,
Ser. 2006-4, Cl. A1	5.67	11/25/36	936,673 [c]	939,254
J.P. Morgan Mortgage Acquisition,
Ser. 2006-CW1, Cl. A2	5.36	5/25/36	336,995 [c]	337,219
Morgan Stanley ABS Capital I,
Ser. 2006-HE3, Cl. A2A	5.36	4/25/36	306,950 [c]	307,141
Morgan Stanley ABS Capital I,
Ser. 2005-WMC6, Cl. A2A	5.43	7/25/35	89,632 [c]	89,697
Morgan Stanley Home Equity Loans,
Ser. 2006-3, Cl. A1	5.37	4/25/36	495,729 [c]	496,038
Morgan Stanley Mortgage Loan
Trust, Ser. 2006-15XS, Cl. A6B	5.83	11/25/36	485,000 [c]	488,637
Newcastle Mortgage Securities
Trust, Ser. 2006-1, Cl. A1	5.39	3/25/36	803,717 [c]	804,320
Ownit Mortgage Loan Asset Backed
Certificates, Ser. 2006-1,
Cl. AF1	5.42	12/25/36	1,004,353 [c]	999,997
Popular ABS Mortgage Pass-Through
Trust, Ser. 2005-D, Cl. A1	5.36	1/25/36	605,409 [c]	602,930
Renaissance Home Equity Loan
Trust, Ser. 2006-2, Cl. AF1	6.00	8/25/36	1,772,441 [c]	1,769,347

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Renaissance Home Equity Loan
Trust, Ser. 2006-2, Cl. M1	6.25	8/25/36	1,115,000 [c]	1,135,129
Residential Asset Mortgage
Products, Ser. 2005-EFC5,
Cl. A1	5.42	10/25/35	374,933 [c]	375,206
Residential Asset Securities,
Ser. 2006-EMX4, Cl. A1	5.36	6/25/36	486,323 [c]	486,649
Residential Asset Securities,
Ser. 2006-EMX3, Cl. A1	5.38	4/25/36	524,944 [c]	525,325
Residential Asset Securities,
Ser. 2005-AHL2, Cl. A1	5.42	10/25/35	121,253 [c]	121,336
Residential Asset Securities,
Ser. 2005-EMX3, Cl. AI1	5.43	9/25/35	252,267 [c]	252,449
Residential Asset Securities,
Ser. 2003-KS7, Cl. MI3	5.75	9/25/33	265,962	260,339
Residential Funding Mortgage
Securities II, Ser. 2006-HSA2,
Cl. AI2	5.50	3/25/36	240,000 [c]	239,613
Saxon Asset Securities Trust,
Ser. 2004-2, Cl. AF2	4.15	8/25/35	1,602,058 [c]	1,593,026
Soundview Home Equity Loan Trust,
Ser. 2005-B, Cl. M3	5.83	5/25/35	450,000 [c]	445,294
Specialty Underwriting &
Residential Finance,
Ser. 2006-BC2, Cl. A2A	5.38	2/25/37	957,481 [c]	958,160
Wells Fargo Home Equity Trust,
Ser. 2006-1, Cl. A1	5.35	5/25/36	554,688 [c]	554,798
				29,967,743
Asset-Backed Ctfs./
Manufactured Housing—.5%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	499,686	517,490
Origen Manufactured Housing,
Ser. 2005-A, Cl. A1	4.06	7/15/13	176,657	176,244
Origen Manufactured Housing,
Ser. 2005-B, Cl. A1	5.25	2/15/14	771,253	768,994
				1,462,728

T h e F u n d 11

S TAT E M E N T O F I N V E S T M E N T S (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Automobile Manufacturers—.2%
DaimlerChrysler N.A. Holding,
Notes	4.88	6/15/10	295,000	292,220
DaimlerChrysler N.A. Holding,
Gtd. Notes	8.50	1/18/31	325,000	407,058
				699,278
Automotive, Trucks & Parts—.1%
Johnson Controls,
Sr. Notes	5.25	1/15/11	195,000	195,441
Banks—9.7%
Chevy Chase Bank,
Sub. Notes	6.88	12/1/13	480,000	506,400
Chuo Mitsui Trust & Banking,
Sub. Notes	5.51	12/29/49	1,005,000 [c,d]	972,134
Colonial Bank N.A./
Montgomery, AL, Sub. Notes	6.38	12/1/15	750,000	779,870
Colonial Bank N.A./
Montgomery, AL, Sub. Notes	8.00	3/15/09	250,000	261,411
Glitnir Banki,
Sub. Notes	6.69	6/15/16	450,000 [c,d]	472,164
Glitnir Banki,
Unscd. Bonds	7.45	9/14/49	350,000 [c,d]	376,392
HBOS Capital Funding,
Bank Gtd. Bonds	6.07	6/29/49	5,410,000 [c,d,e]	5,519,103
ICICI Bank,
Bonds	5.90	1/12/10	400,000 [c,d]	400,770
Landsbanki Islands,
Notes	6.10	8/25/11	850,000 [d]	873,131
Manufacturers & Traders Trust,
Sub. Notes	5.59	12/28/20	475,000 [c]	474,306
Merrill Lynch and Company,
Sr. Unscd. Notes, Ser. 1	5.45	3/23/10	3,010,000 [c]	3,012,543
NB Capital Trust IV,
Gtd. Cap. Secs.	8.25	4/15/27	1,000,000	1,040,139
Northern Rock,
Sub. Notes	5.60	4/29/49	975,000 [c,d]	951,380
Regions Financial,
Sr. Notes	5.44	8/8/08	1,450,000 [c]	1,452,166
Resona Bank,
Notes	5.85	9/29/49	835,000 [c,d]	832,361

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
Shinsei Finance Cayman,
Jr. Sub. Bonds	6.42	1/29/49	795,000 [c,d]	804,400
Societe Generale,
Notes	5.92	12/29/49	800,000 [c,d,f]	801,008
Sovereign Bancorp,
Sr. Notes	5.30	9/1/10	925,000 [c]	910,311
Sovereign Bancorp,
Sr. Unscd. Notes	5.58	3/23/10	585,000 [c]	585,184
Sumitomo Mitsui Banking,
Notes	5.63	7/29/49	560,000 [c,d]	552,531
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/31/49	705,000 [c,e]	715,591
USB Capital IX,
Gtd. Notes	6.19	4/15/49	1,000,000 [c]	1,026,253
Wachovia Bank N.A.,
Sub. Notes	5.00	8/15/15	850,000	825,911
Washington Mutual,
Sub. Notes	4.63	4/1/14	1,695,000	1,587,835
Washington Mutual,
Notes	5.66	1/15/10	810,000 [c]	810,868
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	540,000	565,873
Zions Bancorporation,
Sr. Unscd. Notes	5.48	4/15/08	620,000 [c]	620,753
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	825,000	841,656
				28,572,444
Building & Construction—.2%
Masco,
Sr. Unscd. Notes	5.66	3/12/10	410,000 [c]	410,271
Owens Corning,
Sr. Unscd. Notes	6.50	12/1/16	210,000 [d]	214,876
				625,147
Chemicals—.8%
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	360,000	380,700
ICI Wilmington,
Gtd. Notes	4.38	12/1/08	725,000	714,567

T h e F u n d 13

S TAT E M E N T O F I N V E S T M E N T S (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Chemicals (continued)
Lubrizol,
Sr. Notes	4.63	10/1/09	815,000	805,606
Lubrizol,
Sr. Notes	5.50	10/1/14	450,000	441,077
				2,341,950
Commercial & Professional Services—.4%
ERAC USA Finance,
Bonds	5.60	5/1/15	550,000 [d]	551,437
ERAC USA Finance,
Notes	5.61	4/30/09	200,000 [c,d]	200,580
ERAC USA Finance,
Notes	7.95	12/15/09	360,000 [d]	384,728
				1,136,745
Commercial Mortgage
Pass-Through Ctfs.—7.1%
Banc of America Commercial
Mortgage, Ser. 2005-2, Cl. A2	4.25	7/10/43	1,481,876	1,469,221
Bayview Commercial Asset Trust,
Ser. 2006-SP1, Cl. A1	5.59	4/25/36	478,354 [c,d]	478,503
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	5.68	4/25/34	391,746 [c,d]	392,480
Bayview Commercial Asset Trust,
Ser. 2003-1, Cl. A	5.90	8/25/33	272,184 [c,d]	272,410
Bayview Commercial Asset Trust,
Ser. 2003-2, Cl. A	5.90	12/25/33	367,512 [c,d]	368,087
Bayview Commercial Asset Trust,
Ser. 2006-2A, Cl. B2	6.79	7/25/36	722,898 [c,d]	722,615
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	8.32	11/25/35	212,601 [c,d]	215,952
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. B3	8.82	1/25/36	203,688 [c,d]	203,688
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW13,
Cl. A3	5.52	9/11/41	350,000	354,722
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-T24,
Cl. AAB	5.53	10/12/41	775,000	785,321
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.69	9/11/38	715,000 [c]	734,194

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A	6.13	2/15/17	1,750,000 [d]	1,822,592
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A2	5.41	1/15/46	580,000	584,937
Credit Suisse/Morgan Stanley
Commercial Mortgage
Certificates, Ser. 2006-HC1A,
Cl. A1	5.51	5/15/23	725,000 [c,d]	725,610
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	445,000 [d]	443,544
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	550,000 [d]	544,858
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	580,000 [d]	580,696
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	320,000 [d]	320,156
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A2	5.20	12/15/44	1,250,000	1,252,876
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP7, Cl. ASB	5.88	4/15/45	710,000 [c]	735,964
Merrill Lynch Mortgage Trust,
Ser. 2005-CIP1, Cl. A2	4.96	7/12/38	885,000	881,452
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.22	11/12/37	300,000 [c]	301,793
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A2	5.09	10/12/52	1,000,000	999,387
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. AAB	5.33	12/15/43	1,540,000	1,541,678
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A3	5.71	7/12/44	1,550,000	1,587,101
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	235,000 [d]	233,556
Washington Mutual Asset
Securities, Ser. 2003-C1A,
Cl. A	3.83	1/25/35	2,490,947 [d]	2,420,748
				20,974,141

T h e F u n d 15

S TAT E M E N T O F I N V E S T M E N T S (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial Services—9.3%
American Express,
Sub. Debs.	6.80	9/1/66	325,000 [c,e]	346,711
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	792,000 [c,e]	856,257
Amvescap,
Gtd. Notes	5.38	2/27/13	1,000,000	999,734
Amvescap,
Sr. Unscd. Notes	5.38	12/15/14	500,000	495,529
Bear Stearns Cos.,
Sr. Unscd. Notes	5.50	8/15/11	785,000	793,719
Boeing Capital,
Sr. Notes	7.38	9/27/10	890,000	956,608
Cit Group,
Sr. Notes	5.48	3/12/10	1,530,000 [c]	1,530,148
Countrywide Financial,
Gtd. Notes	5.50	1/5/09	1,450,000 [c]	1,448,177
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	505,000	479,143
Credit Suisse USA,
Sr. Unsub. Notes	5.50	8/16/11	1,215,000	1,234,333
Fuji JGB Investment,
Sub. Bonds	9.87	12/29/49	750,000 [c,d]	789,601
Glencore Funding,
Gtd. Notes	6.00	4/15/14	440,000 [d]	436,741
Goldman Sachs Group,
Notes	4.50	6/15/10	920,000	905,099
HSBC Finance Capital Trust IX,
Gtd. Notes	5.91	11/30/35	400,000 [c]	397,719
HSBC Finance,
Notes	5.50	1/19/16	800,000	796,603
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	1,195,000	1,156,938
John Deere Capital,
Notes	5.40	9/1/09	555,000 [c]	555,329
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	1,460,000	1,439,338
Kaupthing Bank,
Sub. Notes	7.13	5/19/16	750,000 [d,e]	812,667
Lehman Brothers Holdings E-Capital
Trust I, Gtd. Notes	6.14	8/19/65	170,000 [c]	172,167

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial Services (continued)
Lehman Brothers Holdings,
Notes	5.50	4/4/16	315,000	313,772
MBNA,
Notes	6.13	3/1/13	1,345,000	1,402,582
Morgan Stanley,
Sub. Notes	4.75	4/1/14	1,919,000	1,825,303
Morgan Stanley,
Sr. Unscd. Notes	5.47	2/9/09	820,000 [c]	821,079
MUFG Capital Finance 1,
Bank Gtd. Bonds	6.35	7/29/49	590,000 [c]	610,052
Nuveen Investments,
Sr. Unscd. Notes	5.00	9/15/10	500,000	495,547
Residential Capital,
Gtd. Notes	6.13	11/21/08	350,000	349,955
Residential Capital,
Gtd. Notes	6.38	6/30/10	815,000	815,369
Residential Capital,
Sr. Notes	6.50	4/17/13	100,000	99,173
Residential Capital,
Gtd. Notes	7.19	4/17/09	900,000 [c,d]	892,647
SLM,
Notes, Ser. A	5.50	7/27/09	1,600,000 [c]	1,601,154
SMFG Preferred Capital,
Bonds	6.08	1/29/49	835,000 [c,d]	840,795
St. George Funding,
Bonds	8.49	12/29/49	475,000 [c,d]	496,943
Windsor Financing,
Gtd. Notes	5.88	7/15/17	191,113 [d]	192,072
				27,359,004
Diversified Metals & Mining—.3%
Alcan,
Notes	6.13	12/15/33	600,000	585,312
Reliance Steel & Aluminum,
Gtd. Notes	6.20	11/15/16	425,000 [d]	427,871
				1,013,183
Electric Utilities—3.3%
American Electric Power,
Sr. Unsub. Notes	5.25	6/1/15	625,000	615,798
Cleveland Electris Illumination,
Sr. Unscd. Notes	5.70	4/1/17	825,000 [e]	821,583

T h e F u n d 17

S TAT E M E N T O F I N V E S T M E N T S (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. D	5.30	12/1/16	675,000	671,172
Consumers Energy,
First Mortgage Bonds	5.00	2/15/12	1,160,000	1,147,423
Dominion Resources/VA,
Sr. Unscd. Notes, Ser. E	7.20	9/15/14	835,000 [e]	919,160
DTE Energy,
Sr. Unsub. Notes	6.35	6/1/16	415,000	434,754
FPL Energy National Wind,
Scd. Bonds	5.61	3/10/24	183,288 [d]	181,419
FPL Group Capital,
Gtd. Debs.	5.63	9/1/11	1,570,000	1,598,747
Gulf Power,
Sr. Unsub. Notes, Ser. M	5.30	12/1/16	800,000	795,464
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	1,000,000	1,046,149
NiSource Finance,
Gtd. Notes	5.25	9/15/17	650,000	615,107
NiSource Finance,
Gtd. Notes	5.93	11/23/09	385,000 [c]	385,665
Southern,
Sr. Unsub. Notes, Ser. A	5.30	1/15/12	475,000	478,666
				9,711,107
Environmental Control—.9%
Allied Waste of North America,
Scd. Notes, Ser. B	5.75	2/15/11	300,000 [e]	294,000
Allied Waste,
Scd. Notes	6.38	4/15/11	240,000 [e]	240,600
Republic Services,
Sr. Notes	6.75	8/15/11	610,000	642,431
USA Waste Services,
Sr. Unscd. Notes	7.00	7/15/28	1,000,000	1,067,267
Waste Management,
Gtd. Notes	7.38	5/15/29	350,000	385,847
				2,630,145
Food & Beverages—.7%
H.J. Heinz,
Notes	6.43	12/1/20	425,000 [d]	432,513

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Food & Beverages (continued)
Safeway,
Sr. Unscd. Notes	5.63	8/15/14	650,000	641,589
Stater Brothers Holdings,
Sr. Notes	8.13	6/15/12	360,000	372,600
Tyson Foods,
Sr. Unscd. Notes	6.85	4/1/16	520,000 [c,e]	542,002
				1,988,704
Foreign/Governmental—2.9%
Banco Nacional de Desenvolvimento
Economico e Social, Unsub.
Notes	5.17	6/16/08	1,185,000 [c]	1,174,928
Export-Import Bank of Korea,
Sr. Notes	4.50	8/12/09	1,075,000	1,059,902
Federal Republic of Brazil,
Unscd. Bonds BRL	12.50	1/5/16	3,310,000 [e,g]	1,840,847
Republic of Argentina,
Bonds	5.48	8/3/12	1,205,000 [c]	864,889
Republic of Argentina,
Bonds, Ser. VII	7.00	9/12/13	720,000	694,440
Republic of South Africa,
Notes	9.13	5/19/09	840,000	905,100
Russian Federation,
Unsub. Bonds	8.25	3/31/10	1,135,573 [d]	1,192,352
United Mexican States,
Notes, Ser. A	6.75	9/27/34	745,000	814,285
				8,546,743
Health Care—1.2%
American Home Products,
Unscd. Notes	6.95	3/15/11	580,000 [c]	617,177
Coventry Health Care,
Sr. Unscd. Notes	5.95	3/15/17	400,000	399,851
Medco Health Solutions,
Sr. Unscd. Notes	7.25	8/15/13	275,000	297,798
Quest Diagnostics,
Gtd. Notes	5.13	11/1/10	365,000	362,264
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	565,000	546,747

T h e F u n d 19

S TAT E M E N T O F I N V E S T M E N T S (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Health Care (continued)
UnitedHealth Group,
Sr. Unscd. Notes	5.38	3/15/16	860,000	855,150
WellPoint,
Unscd. Notes	5.00	1/15/11	455,000	453,095
				3,532,082
Lodging & Entertainment—.3%
MGM Mirage,
Gtd. Notes	8.38	2/1/11	350,000 [e]	370,125
Mohegan Tribal Gaming Authority,
Sr. Unscd. Notes	6.13	2/15/13	620,000	613,800
				983,925
Machinery—.3%
Case New Holland,
Gtd. Notes	7.13	3/1/14	320,000	334,400
Terex,
Gtd. Notes	7.38	1/15/14	405,000	419,175
				753,575
Media—1.3%
AOL Time Warner,
Gtd. Notes	6.75	4/15/11	900,000	949,317
British Sky Broadcasting,
Gtd. Notes	6.88	2/23/09	900,000	925,495
Comcast,
Gtd. Notes	5.50	3/15/11	990,000 [e]	1,001,709
News America Holdings,
Debs.	7.70	10/30/25	775,000	884,824
				3,761,345
Oil & Gas—1.3%
Amerada Hess,
Unscd. Notes	6.65	8/15/11	810,000	853,805
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	155,000	163,138
Enterprise Products Operating,
Gtd. Notes, Ser. B	5.60	10/15/14	1,395,000	1,393,929
Gazprom,
Sr. Unscd. Notes	6.51	3/7/22	715,000 [d]	727,513
Pemex Project Funding Master
Trust, Gtd. Notes	5.75	12/15/15	650,000	652,113
				3,790,498

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Packaging & Containers—.7%
Ball,
Gtd. Notes	6.88	12/15/12	205,000	208,075
Crown Americas/Capital,
Gtd. Notes	7.63	11/15/13	575,000	594,406
Crown Americas/Capital,
Gtd. Notes	7.75	11/15/15	325,000	339,625
Sealed Air,
Notes	5.63	7/15/13	830,000 [d]	833,505
				1,975,611
Paper & Forest Products—1.0%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	560,000 [d]	565,600
Georgia-Pacific,
Sr. Notes	8.00	1/15/24	780,000 [e]	787,800
Temple-Inland,
Bonds	6.63	1/15/18	700,000	737,303
Westvaco,
Unscd. Debs.	7.95	2/15/31	465,000	506,452
Weyerhaeuser,
Unscd. Debs.	7.13	7/15/23	435,000	446,677
				3,043,832
Property & Casualty
Insurance—3.9%
Aegon Funding,
Gtd. Notes	5.75	12/15/20	950,000	968,431
American International Group,
Sr. Notes	5.05	10/1/15	470,000	460,624
American International Group,
Jr. Sub. Bonds	6.25	3/15/37	425,000	415,036
Assurant,
Sr. Notes	6.75	2/15/34	725,000	781,260
Chubb,
Sr. Unscd. Notes	5.47	8/16/08	1,600,000	1,606,073
Hartford Financial Services Group,
Sr. Unscd. Notes	5.55	8/16/08	730,000	733,365
ING Groep,
Bonds	5.78	12/29/49	700,000 [c]	697,588
Leucadia National,
Sr. Notes	7.13	3/15/17	905,000 [d]	903,869

T h e F u n d 21

S TAT E M E N T O F I N V E S T M E N T S (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property & Casualty Insurance (continued)
Lincoln National,
Sr. Unscd. Notes	5.42	3/12/10	720,000 [c]	720,663
Lincoln National,
Jr. Unsub. Cap. Secs.	7.00	5/17/66	830,000 [c]	871,226
Metlife,
Sr. Notes	5.50	6/15/14	2,195,000	2,213,888
Nippon Life Insurance,
Notes	4.88	8/9/10	850,000 [d]	837,360
Phoenix Cos.,
Sr. Unscd. Notes	6.68	2/16/08	355,000	357,379
				11,566,762
Real Estate Investment Trusts—5.3%
Archstone-Smith Operating Trust,
Sr. Unscd. Notes	5.25	5/1/15	900,000	889,965
Arden Realty,
Notes	5.25	3/1/15	675,000	671,330
Boston Properties,
Sr. Notes	5.00	6/1/15	810,000	789,193
Commercial Net Lease Realty,
Sr. Unscd. Notes	6.15	12/15/15	375,000	382,603
Duke Realty,
Notes	3.50	11/1/07	890,000	880,110
Duke Realty,
Sr. Notes	5.88	8/15/12	2,210,000	2,257,495
ERP Operating,
Notes	5.13	3/15/16	615,000	600,845
ERP Operating,
Notes	5.25	9/15/14	150,000	148,928
ERP Operating,
Unscd. Notes	5.38	8/1/16	255,000 [e]	253,476
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	550,000	551,435
Federal Realty Investment Trust,
Notes	6.00	7/15/12	155,000	159,375
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	875,000	842,619
Host Hotels & Resorts,
Gtd. Notes	6.88	11/1/14	135,000	137,700

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment Trusts (continued)
HRPT Properties Trust,
Sr. Unscd. Notes	5.95	3/16/11	825,000 [c]	825,908
Istar Financial,
Sr. Unscd. Notes	5.69	3/9/10	1,100,000 [c]	1,101,342
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	320,000	318,363
Mack-Cali Realty,
Unscd. Notes	5.05	4/15/10	400,000	396,731
Mack-Cali Realty,
Notes	5.25	1/15/12	675,000	669,636
Mack-Cali Realty,
Bonds	5.80	1/15/16	690,000	695,831
Regency Centers,
Gtd. Notes	5.25	8/1/15	220,000	214,506
Simon Property Group,
Unsub. Notes	5.00	3/1/12	1,000,000	991,599
Simon Property Group,
Unscd. Notes	5.75	5/1/12	200,000	204,708
Socgen Real Estate,
Bonds	7.64	12/29/49	1,590,000 [c,d]	1,608,081
				15,591,779
Residential Mortgage
Pass-Through Ctfs.—5.7%
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B2	7.02	4/25/36	205,246 [c,d]	207,191
ChaseFlex Trust,
Ser. 2006-2, Cl. A1A	5.59	9/25/36	446,149 [c]	445,864
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF2	4.92	8/25/35	577,873 [c]	574,029
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF7	5.25	8/25/35	1,650,000 [c]	1,626,653
Citigroup Mortgage Loan Trust,
Ser. 2006-WF1, Cl. A2A	5.70	3/25/36	226,389 [c]	225,776
Countrywide Asset-Backed
Certificates, Ser. 2007-4,
Cl. A1A	5.44	9/25/37	645,000 [c]	645,000
CSAB Mortgage Backed Trust,
Ser. 2006-3, Cl. A1A	6.00	11/25/36	2,416,078 [c]	2,410,860

T h e F u n d 23

S TAT E M E N T O F I N V E S T M E N T S (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1,
Cl. 1A1	6.25	10/25/34	4,147,898	4,184,594
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	5.67	5/25/36	491,893 [c]	493,165
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR9, Cl. B2	6.07	6/25/36	119,904 [c]	119,566
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR25, Cl. 4A2	6.18	9/25/36	1,504,704 [c]	1,523,955
J.P. Morgan Alternative Loan
Trust, Ser. 2006-S4, Cl. A6	5.71	12/25/36	745,000 [c]	753,520
Nomura Asset Acceptance,
Ser. 2005-AP2, Cl. A5	4.98	5/25/35	775,000 [c]	759,572
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	779,000 [c]	768,117
Residential Funding Mortgage
Securities I, Ser. 2004-S3,
Cl. M1	4.75	3/25/19	1,165,211	1,127,273
Washington Mutual,
Ser. 2005-AR4, Cl. A4B	4.67	4/25/35	1,025,000 [c]	1,012,045
				16,877,180
Retail—.2%
CVS,
Sr. Unscd. Notes	5.75	8/15/11	255,000	259,946
Federated Retail Holding,
Gtd. Bonds	5.35	3/15/12	155,000	154,760
Federated Retail Holding,
Gtd. Notes	5.90	12/1/16	265,000	264,493
				679,199
State/Government Gen. Oblg.—2.0%
Erie Tobacco Asset
Securitization/NY, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	600,000	603,012
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	2,410,000	2,525,126
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.43	6/1/34	600,000 [c]	599,004

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

State/Government Gen. Oblg. (continued)
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	2,320,000	2,312,831
				6,039,973
Technology—.2%
Hewlett-Packard,
Sr. Unscd. Notes	5.49	5/22/09	650,000 [c]	650,935
Telecommunications—2.8%
AT & T Wireless,
Sr. Notes	8.75	3/1/31	440,000	569,207
AT & T,
Sr. Notes	5.45	5/15/08	450,000 [c]	450,446
AT & T,
Sr. Notes	7.30	11/15/11	740,000 [c]	804,100
Deutsche Telekom International
Finance, Gtd. Bonds	8.25	6/15/30	655,000 [c]	813,660
France Telecom,
Notes	8.50	3/1/31	615,000 [c]	801,640
KPN,
Sr. Unsub. Bonds	8.38	10/1/30	1,435,000	1,628,988
Nextel Communications,
Gtd. Notes, Ser. F	5.95	3/15/14	500,000	492,595
Nextel Partners,
Gtd. Notes	8.13	7/1/11	410,000	428,282
Nordic Telephone Holdings,
Scd. Notes EUR	8.25	5/1/16	285,000 [d,g]	415,825
Qwest,
Notes	8.88	3/15/12	50,000 [c]	55,500
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	625,000	641,266
Verizon Global Funding,
Sr. Notes	5.85	9/15/35	300,000	284,655
Verizon Global Funding,
Notes	7.75	6/15/32	245,000	285,187
Windstream,
Gtd. Notes	8.13	8/1/13	595,000	647,063
				8,318,414
Textiles & Apparel—.2%
Mohawk Industries,
Sr. Unscd. Notes	5.75	1/15/11	700,000	710,338

T h e F u n d 25

S TAT E M E N T O F I N V E S T M E N T S (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies—.2%
Small Business Administration
Participation Ctfs., Gov’t
Gtd. Ctfs., Ser. 97-J	6.55	10/1/17	545,792	563,338
U.S. Government Agencies/
Mortgage-Backed—37.9%
Federal Home Loan Mortgage Corp:
3.50%, 9/1/10			282,668	272,766
4.50%, 4/1/19			3,200,000 [h]	3,097,984
5.00%, 4/15/14			7,425,000	7,322,906
5.50%, 4/15/14			7,210,000	7,225,718
Multiclass Mortgage Participation Ctfs.,
Ser. 51, Cl. E, 10.00%, 7/15/20			338,100	337,167
Multiclass Mortgage Participation Ctfs.
(Interest Only) Ser. 2750,
Cl. IK, 5.00%, 5/15/26			4,617,400 [i]	589,155
Federal National Mortgage Association:
5.00%			18,355,000 [h]	17,927,519
5.50%			14,300,000 [h]	14,152,424
6.00%			21,495,000 [h]	21,764,933
4.00%, 5/1/10			1,536,660	1,495,048
5.50%, 9/1/34			631,669	626,324
6.00%, 1/1/19—4/1/33			1,691,979	1,722,228
8.00%, 12/1/25			41,901	44,284
Pass-Through Ctfs.,
Ser. 2004-58, Cl. LJ, 5.00%, 7/25/34			2,186,394	2,178,830
Pass-Through Ctfs.,
Ser. 1988-16, Cl. B, 9.50%, 6/25/18			166,680	180,040
Government National Mortgage Association I:
5.50%, 4/15/33			4,849,112	4,830,395
7.00%, 6/15/08			1,368	1,373
6.86%, 4/15/07			12,672,165	12,382,776
9.50%, 11/15/17			363,166	388,726
Ser. 2004-23, Cl. B, 2.95%, 3/16/19			2,633,727	2,539,181
Ser. 2005-90, Cl. A, 3.76%, 9/16/28			1,366,276	1,327,446
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			872,834	852,401
Ser. 2006-6, Cl. A, 4.05%, 10/16/23			170,993	167,857
Ser. 2006-66, Cl. A, 4.09%, 1/16/30			1,589,604	1,552,523
Ser. 2006-3, Cl. A, 4.21%, 1/16/28			1,698,833	1,665,869
Ser. 2006-5, Cl. A, 4.24%, 7/16/29			1,214,907	1,191,665
Ser. 2006-55, Cl. A, 4.25%, 7/16/29			1,445,023	1,415,284
Ser. 2005-32, Cl. B, 4.39%, 8/16/30			1,175,000	1,157,845
Ser. 2005-87, Cl. A, 4.45%, 3/16/25			1,011,512	996,994

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp.,
Multiclass Mortgage Participation Ctfs.,
Ser. 2586, Cl. WE, 4.00%, 12/15/32	2,438,051	2,308,790
		111,716,451
U.S. Government Securities—17.6%
U.S. Treasury Bonds:
4.50%, 2/15/36	3,800,000 [f]	3,583,878
4.75%, 2/15/37	9,095,000 [f]	8,955,737
U.S. Treasury Notes:
4.38%, 12/31/07	750,000 [j]	746,778
4.50%, 3/31/09	14,335,000 [f]	14,317,096
4.50%, 9/30/11	3,150,000 [e]	3,145,816
4.63%, 11/15/09	6,845,000 [e]	6,857,567
4.63%, 2/15/17	14,260,000 [f]	14,235,501
		51,842,373
Total Bonds and Notes
(cost $400,095,068)		397,718,696

	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options—.1%
3-Month Floor USD Libor-BBA
Interest Rate, January 2009 @ 4	15,500,000	13,960
3-Month USD Libor-BBA,
Swaption	9,020,000	398,422
		412,382
Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, June 2007 @ 5.75	63,000,000	1
Total Options
(cost $486,165)		412,383

	Principal
Short-Term Investments—.9%	Amount ($)	Value ($)

Commercial Paper
Cox Enterprises,
5.60%, 8/15/07
(cost $2,600,000)	2,600,000 [c,d]	2,600,000

T h e F u n d 27

S TAT E M E N T O F I N V E S T M E N T S (continued)

Other Investment—4.3%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $12,604,000)		12,604,000 [k]	12,604,000

Investment of Cash Collateral
for Securities Loaned—4.3%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $12,639,265)		12,639,265 [k]	12,639,265

Total Investments (cost $428,424,498)		144.5%	425,974,344

Liabilities, Less Cash and Receivables		(44.5%)	(131,220,148)

Net Assets		100.0%	294,754,196

[a] Non-income producing—security in default.
[b]	The value of this security has been determined in good faith under the direction of the Board of Directors.
[c]	Variable rate security—interest rate subject to periodic change.
[d]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities amounted to $39,047,055 or 13.2% of net assets.
[e]	All or a portion of these securities are on loan. At March 31, 2007, the total market value of the fund’s securities loan is $21,873,585 and the total market value of the collateral held by the fund is $22,713,078, consisting of cash collateral of $12,639,265, U.S. Government and agency securities valued at $3,287,813, and Letters of
Credit valued at $6,786,000.
[f] Purchased on a delayed delivery basis.
[g]	Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real EUR—Euro.
[h] Purchased on a forward commitment basis.
[i] Notional face amount shown.
[j]	Held by a broker as collateral for open financial futures positions.
[k] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	55.7	Foreign/Governmental	2.9
Corporate Bonds	45.7	State/Government
Asset/Mortgage-Backed	28.6	General Obligations	2.0
Short-Term/Money		Options	.1
Market Investments	9.5		144.5

† Based on net assets.
See notes to financial statements.

S TAT E M E N T O F F I N A N C I A L F U T U R E S

M a r c h 3 1 , 2 0 0 7

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 3/31/2007 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	178	36,470,530	June 2007	11,499
U.S. Treasury 5 Year Notes	64	6,771,000	June 2007	(5,999)
Financial Futures Short
U.S. Treasury 10 Year Notes	249	(26,923,124)	June 2007	80,766
U.S. Treasury 30 Year Bonds	174	(19,357,500)	June 2007	233,117
				319,383

See notes to financial statements.

T h e F u n d 29

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S

M a r c h 3 1 , 2 0 0 7

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $21,873,585)—Note 1(c):
Unaffiliated issuers	403,181,233	400,731,079
Affiliated issuers	25,243,265	25,243,265
Cash denominated in foreign currencies	22	22
Receivable for investment securities sold		15,031,880
Dividends and interest receivable		3,616,707
Unrealized appreciation on swap contracts—Note 4		102,739
Swaps premiums paid		65,426
Receivable for futures variation margin—Note 4		63,337
Receivable from broker for swap transactions—Note 4		22,711
Receivable for shares of Common Stock subscribed		13,989
Prepaid expenses		29,920
		444,921,075

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		207,287
Payable for investment securities purchased		114,571,734
Cash overdraft due to Custodian		14,253,792
Liability for securities on loan—Note 1(c)		12,639,265
Payable for shares of Common Stock redeemed		8,144,298
Unrealized depreciation on swap contracts—Note 4		193,317
Unrealized depreciation on forward currency
exchange contracts—Note 4		421
Accrued expenses		156,765
		150,166,879

Net Assets ($)		294,754,196

Composition of Net Assets ($):
Paid-in capital		333,371,758
Accumulated undistributed investment income—net		4,255,450
Accumulated net realized gain (loss) on investments		(40,694,537)
Accumulated net unrealized appreciation (depreciation)
on investments, foreign currency transactions, options
transactions and swap transactions (including $319,383 net
unrealized appreciation on financial futures)		(2,178,475)

Net Assets ($)		294,754,196

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		21,709,642
Net Asset Value, offering and redemption price per share ($)		13.58

See notes to financial statements.

S TAT E M E N T	O F O P E R AT I O N S
Ye a r E n d e d M a r c h	3 1 , 2 0 0 7

Investment Income ($):
Income:
Interest		16,751,116
Cash dividends;
Affiliated issuers		294,218
Income from securities lending		15,239
Total Income		17,060,573
Expenses:
Management fee—Note 3(a)		2,055,808
Shareholder servicing costs—Note 3(b)		723,066
Custodian fees—Note 3(b)		64,929
Professional fees		63,183
Prospectus and shareholders’ reports		46,532
Directors’ fees and expenses—Note 3(c)		40,391
Registration fees		29,527
Miscellaneous		60,902
Total Expenses		3,084,338
Less—reduction in management fee
due to undertaking—Note 3(a)		(198,820)
Less—reduction in custody fees due to
earnings credits—Note 1(c)		(15,354)
Net Expenses		2,870,164
Investment Income—Net		14,190,409

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions		(868,455)
Net realized gain (loss) on forward currency exchange contracts		104,907
Net realized gain (loss) on financial futures		(489,455)
Net realized gain (loss) on options transactions		(21,295)
Net realized gain (loss) on swap transactions		277,392
Net Realized Gain (Loss)		(996,906)
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions, options transactions and
swap transactions (including $52,289 net unrealized
appreciation on financial futures)		6,785,092
Net Realized and Unrealized Gain (Loss) on Investments		5,788,186
Net Increase in Net Assets Resulting from Operations		19,978,595

See notes to financial statements.

T h e F u n d 31

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

		Year Ended March 31,

	2007	2006

Operations ($):
Investment income—net	14,190,409	13,569,028
Net realized gain (loss) on investments	(996,906)	(1,005,583)
Net unrealized appreciation
(depreciation) on investments	6,785,092	(3,525,476)
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,978,595	9,037,969

Dividends to Shareholders from ($):
Investment income—net	(14,736,923)	(17,484,365)

Capital Stock Transactions ($):
Net proceeds from shares sold	16,132,089	24,627,689
Dividends reinvested	13,012,053	15,462,472
Cost of shares redeemed	(77,714,773)	(79,625,020)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(48,570,631)	(39,534,859)
Total Increase (Decrease) in Net Assets	(43,328,959)	(47,981,255)

Net Assets ($):
Beginning of Period	338,083,155	386,064,410
End of Period	294,754,196	338,083,155
Undistributed investment income—net	4,255,450	3,864,186

Capital Share Transactions (Shares):
Shares sold	1,201,558	1,798,349
Shares issued for dividends reinvested	973,439	1,132,772
Shares redeemed	(5,798,835)	(5,830,650)
Net Increase (Decrease) in Shares Outstanding	(3,623,838)	(2,899,529)

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

	2007	2006	2005	2004[a]	2003

Per Share Data ($):
Net asset value, beginning of period	13.35	13.67	14.14	14.12	13.47
Investment Operations:
Investment income—net [b]	.60	.50	.47	.44	.63
Net realized and unrealized
gain (loss) on investments	.25	(.17)	(.35)	.11	.71
Total from Investment Operations	.85	.33	.12	.55	1.34
Distributions:
Dividends from investment income—net	(.62)	(.65)	(.59)	(.53)	(.69)
Net asset value, end of period	13.58	13.35	13.67	14.14	14.12

Total Return (%)	6.48	2.39	.89	4.01	10.30

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	.92	.93	.93	.93
Ratio of net expenses
to average net assets	.91	.82	.91	.93	.93
Ratio of net investment income
to average net assets	4.49	3.66	3.42	3.09	4.56
Portfolio Turnover Rate	405.17[c]	444.62[c]	648.92[c]	803.93[c]	636.05

Net Assets, end of period ($ x 1,000)	294,754	338,083	386,064	509,354	606,960

[a]	As of April 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to April 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended March 31, 2004, was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 3.04% to 3.09%. Per share data and ratios/supplemental data for periods prior to April 1,
2003 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended March 31, 2007,
March 31, 2006, March 31, 2005 and March 31, 2004 were 157.50%, 244.67%, 585.91% and 655.66%, respectively.
See notes to financial statements.

T h e F u n d 33

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus A Bonds Plus, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at

T h e F u n d 35

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S.dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution

T h e F u n d 37

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On March 30, 2007, the Board of Directors declared a cash dividend of $.067 per share from undistributed investment income-net, payable on April 2, 2007 (ex-dividend date), to shareholders of record as of the close of business on March 30, 2007.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,287,072, accumulated capital losses $38,910,290 and unrealized depreciation

$3,430,073. In addition, the fund had $564,271 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2007. If not applied, $13,098,116 of the carryover expires in fiscal 2008, $10,726,778 expires in fiscal 2010, $2,321,537 expires in fiscal 2011, $8,440,328 expires in fiscal 2013, $911,584 expires in fiscal 2014 and $3,411,947 expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2007 and March 31, 2006 was as follows: ordinary income $14,736,923 and $17,484,365, respectively.

During the period ended March 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment of amortization of premiums, treasury inflation protected securities, paydown gains and losses on mortgage-backed securities, swap periodic payments, and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $937,778, decreased accumulated net realized gain (loss) on investments by $922,164 and decreased paid-in capital by $15,614. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended March 31, 2007, the fund did not borrow under either line of credit.

T h e F u n d 39

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expense.The Manager had undertaken from April 1, 2006 through June 30, 2006 to waive receipt of .10% of the value of the fund’s average daily net assets and has agreed to waive .05% of the value of the fund’s average daily net assets from July 1, 2006 to June 30, 2007.The reduction in management fee, pursuant to the undertaking, amounted to $198,820 during the period ended March 31, 2007.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2007, the fund was charged $218,844 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007, the fund was charged $133,299 pursuant to the transfer agency agreement.

40

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2007, the fund was charged $64,929 pursuant to the custody agreement.

During the period ended March 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $168,260, shareholder services plan fees $1,000, custodian fees $26,695, chief compliance officer fees $3,067 and transfer agency per account fees $22,400, which are offset against an expense reimbursement currently in effect in the amount of $14,135.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions during the period ended March 31, 2007, amounted to $1,663,442,626 and $1,713,534,605, of which $1,016,801,475 in purchases and $1,017,089,189 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to

T h e F u n d 41

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at March 31, 2007, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended March 31, 2007:

			Options Terminated
	Face Amount
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
March 31, 2006	40,650,000	83,270
Contracts written	420,190,000	210,988
Contracts terminated:
Contracts closed	72,255,000	209,701	484,253	(274,552)
Contracts expired	388,585,000	84,557	—	84,557
Total contracts
terminated	460,840,000	294,258	484,253	(189,995)
Contracts outstanding
March 31, 2007	—	—

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange

T h e F u n d 43

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2007:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)

Sales:
Euro,
expiring 6/20/2007	290,000	388,034	388,455	(421)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap.The following summarizes credit default swaps entered into by the fund at March 31, 2007:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration	(Depreciation)($)

1,340,000	AT&T, 5.875%,	J.P. Morgan
	8/15/2012	Chase Bank	(.44)	3/20/2017	(8,234)
1,660,000	AT&T, 5.875%,	J.P. Morgan
	8/15/2012	Chase Bank	(.49)	3/20/2017	(16,688)

44

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration	(Depreciation)($)

930,000	Avon Products,	J.P. Morgan
	7.15%, 11/15/2009	Chase Bank	(.44)	3/20/2017	(7,826)
410,000	Avon Products,	J.P. Morgan
	7.15%, 11/15/2009	Chase Bank	(.45)	3/20/2017	(3,771)
620,000	Avon Products,	J.P. Morgan
	7.15%, 11/15/2009	Chase Bank	(.48)	3/20/2017	(7,158)
240,000	Avon Products,	J.P. Morgan
	7.15%, 11/15/2009	Chase Bank	(.49)	3/20/2017	(2,883)
800,000	Avon Products,	Morgan
	7.15%, 11/15/2009	Stanley	(.48)	3/20/2017	(9,236)
737,000	CenturyTel,
	7.875%, 8/15/2012	Citigroup	(1.16)	9/20/2015	(8,941)
1,570,000	CenturyTel,
	7.875%, 8/15/2012	Citigroup	(1.19)	9/20/2015	(22,219)
213,000	CenturyTel,	Morgan
	7.875%, 8/15/2012	Stanley	(1.15)	9/20/2015	(2,441)
1,350,000	Dow Jones
	CDX.NA.IG.4 Index	Citigroup	(.69)	6/20/2010	(26,304)
1,340,000	Dow Jones
	CDX.NA.IG.4 Index	Morgan Stanley	(.69)	6/20/2010	(26,110)
130,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(1,024)
930,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(5,909)
620,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(4,104)
110,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(887)
4,465,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(35,226)
410,000	Dow Jones	J.P. Morgan
	CDX.NA.IG.7 Index	Chase Bank	.65	12/20/2016	(2,932)
800,000	Dow Jones	Morgan
	CDX.NA.IG.7 Index	Stanley	.65	12/20/2016	(6,306)
6,200,000	Dow Jones
	CDX.NA.IG.7 Index	UBS Warburg	.53	12/20/2016	(59,420)
740,000	Dow Jones
	CDX.NA.IG.7 Index	UBS Warburg	.65	12/20/2016	(5,823)
3,100,000	Dow Jones
	CDX.NA.IG.7 Index	UBS Warburg	(1.12)	12/20/2016	59,221
720,000	Dow Jones	Barclays
	CDX.NA.IG.8 Index	Capital	.60	6/20/2017	(1,102)
780,000	Dow Jones
	CDX.NA.IG.8 Index	Goldman Sachs	.60	6/20/2017	(2,436)
1,150,000	Home Depot,
	3.75%, 9/15/2009	Deutsche Bank	(.56)	3/20/2017	(7,250)
1,750,000	Kaupthing Bank,
	5.51%, 12/1/2009	Deutsche Bank	.52	9/20/2007	3,474
425,000	Kaupthing Bank,
	5.51%, 12/1/2009	Deutsche Bank	.65	9/20/2007	1,125

T h e F u n d 45

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration	(Depreciation)($)

322,000	Kimberly-Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.19)	12/20/2011	(1,161)
80,000	Kimberly-Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	(839)
250,000	Kimberly-Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	(2,621)
170,000	Kimberly-Clark,	J.P. Morgan
	6.875%, 2/15/2014	Chase Bank	(.37)	12/20/2016	(1,782)
740,000	Kimberly-Clark,
	6.875%, 2/15/2014	UBS Warburg	(.38)	3/20/2017	(8,340)
720,000	Kraft Foods,
	5.625%, 11/1/2011 Barclays Capital		(.57)	6/20/2017	(1,832)
780,000	Kraft Foods,
	5.625%, 11/1/2011	Goldman Sachs	(.53)	6/20/2017	499
490,000	TuranAlem Finance,
	8%, 3/24/2014	UBS Warburg	1.15	1/20/2008	875
Total					(225,611)

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. The following summarizes open interest rate swaps entered into by the fund at March 31, 2007:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration	(Depreciation)($)

198,380,000	CZK-3 Month
	PRIBOR	Merrill Lynch	3.02	2/14/2009	15,416
1,814,800,000	JPY-6 Month
	YENIBOR	Deutsche Bank	1.29	1/11/2011	71,088
43,100,000	SEK-3 Month	J.P. Morgan
	STIBOR	Chase Bank	3.75	12/4/2008	34,401
63,490,000	SEK-3 Month	J.P. Morgan
	STIBOR	Chase Bank	4.06	1/25/2009	14,128
Total					135,033

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At March 31, 2007, the cost of investments for federal income tax purposes was $429,240,432; accordingly, accumulated net unrealized depreciation on investments was $3,266,085, consisting of $2,199,606 gross unrealized appreciation and $5,465,691 gross unrealized depreciation.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

Shareholders and Board of Directors Dreyfus A Bonds Plus, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statements of investments, financial futures and options written, as of March 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus A Bonds Plus, Inc. at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York May 18, 2007

T h e F u n d 47

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

For federal tax purposes, the fund hereby designates 90.23% of the ordinary dividends paid during the fiscal year ended March 31, 2007 qualifying “interest related dividends.”

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 31, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant

T h e F u n d 49

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board. As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted the fund’s average annual total return ranked in the first quintile of its Performance Group, and second quintile of its Performance Universe, for the one-and two-year periods ended December 31, 2006. The board further noted that the fund’s yield ranked in the second quintile of its Performance Group and its Performance Universe for the one-year period ended December 31, 2006.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that while the fund’s contractual and actual management fees were higher than the median of the Expense Group and Expense Universe, the fund’s actual total expense ratio was below the median of the Expense Group and Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus, to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee

T h e F u n d 51

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s total return and yield.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, including Dreyfus’s undertaking to waive or reimburse certain fess and expenses, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d )

Joseph S. DiMartino (63) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 187

Peggy C. Davis (64) Board Member (2006)

Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 79

David P. Feldman (67) Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director

No. of Portfolios for which Board Member Serves: 57

T h e F u n d 53

B O A R D M E M B E R S I N F O R M AT I O N ( U n a u d i t e d ) (continued)

James F. Henry (76) Board Member (1976)

Principal Occupation During Past 5 Years:
• President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation
(Retired 2003)
• Advisor to The Elaw Forum, a consultant on managing corporate legal costs
• Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
• Individual Trustee of several trusts
Other Board Memberships and Affiliations:
• Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 48

Ehud Houminer (66) Board Member (2006)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman

No. of Portfolios for which Board Member Serves: 76

Gloria Messinger (77) Board Member (2006)

Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 48

Dr. Martin Peretz (67) Board Member (1976)

Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2002)
• Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
• American Council of Trustees and Alumni, Director
• Pershing Square Capital Management, Adviser
• Montefiore Ventures, General Partner
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48

Anne Wexler (77) Board Member (2006)

Principal Occupation During Past 5 Years:

• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs

Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status on December 31st of the calendar year in which the Board Member reaches age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

T h e F u n d 55

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and director of the Manager, and an officer of 89 investment companies (comprised of 186 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (90 investment companies, comprised of 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 86 investment companies (comprised of 198 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

T h e F u n d 57

For More	Information

Dreyfus	Transfer Agent &
A Bonds Plus, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Ticker Symbol: DRBDX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,597 in 2006 and $31,597 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2006 and $10,244 in 2007. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,088 in 2006 and $3,533 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $ 0 in 2006 and $ 0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $513 in 2006 and $524 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $ 0 in 2006 and $ 0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $769,395 in 2006 and $722,002 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus A Bonds Plus, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	May 21, 2007

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)